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                                                                     Exhibit 1.3
                                                               EXECUTION VERSION


                          State Street Capital Trust II

                  Floating Rate Medium Term Capital Securities
                               liquidation amount
                           $1,000 per Capital Security

                         -----------------------------

                             Underwriting Agreement

                                                                January 14, 2003

Goldman, Sachs & Co.
   As representative (the "Representative" or "you") of the several Underwriters named in Schedule I hereto,
c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

         State Street Capital Trust II, a Delaware statutory trust (the "Trust") and a wholly owned subsidiary of State Street Corporation, a Massachusetts corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") $300 million aggregate liquidation amount of the Trust's Floating Rate Medium Term Capital Securities, liquidation amount $1,000 per Capital Security (the "Firm Securities"), and, at the election of the Underwriters, up to an additional $45 million aggregate liquidation amount of the Trust's Floating Rate Medium Term Capital Securities, liquidation amount $1,000 per Capital Security (the "Optional Securities") (the Firm Securities and the Optional Securities that the Underwriters elect to purchase pursuant to
Section 2 hereof being together called the "Securities"). The Securities will represent undivided beneficial ownership interests in the assets of the Trust, will be guaranteed by the Company as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement dated as of January 21, 2003 (the "Guarantee") between the Company and Bank One Trust Company, a national banking corporation, as trustee (the "Guarantee Trustee"). The Securities are to be issued pursuant to the Amended and Restated Trust Agreement of State Street Capital Trust II to be dated as of January 21, 2003 (the "Trust Agreement") between the Company and Bank One Trust Company, N.A., as Property Trustee, Bank One Delaware, Inc., as Delaware Trustee and the Administrative Trustees named therein each as a Trustee (collectively, the "Trustees"), which is substantially in the form filed as an exhibit to the Registration Statement (as defined below). The proceeds of the sale by the Trust

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of the Securities and its Common Securities, liquidation amount $1,000 per
Common Security (the "Common Securities"), are to be invested in the Floating Rate Medium Term Junior Subordinated Deferrable Interest Debentures (the "Debt Securities") of the Company having an aggregate principal amount equal to the aggregate liquidation amount of the Securities and the Common Securities, to be issued pursuant to the Junior Subordinated Indenture dated as of December 15, 1996 as supplemented by the Supplemental Indenture to be dated as of January 21, 2003 (the "Indenture") between the Company and Bank One Trust Company, N.A., as Trustee (the "Indenture Trustee").

         1. The Company and the Trust, jointly and severally, represent and warrant to, and agree with, each of the Underwriters that:

                  (a) A registration statement on Form S-3 (File No. 333-98267), as amended by the Post-Effective Amendment No. 1 thereto (the "Initial Registration Statement") in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than (i) a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, and
         (ii) prospectus supplements filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to you, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) or 424(b)(5) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became effective, are hereinafter collectively called the "Registration Statement"; the prospectus supplement relating to the Securities, in the form first filed, or transmitted for filing, with the Commission pursuant to Rule 424(b) under the Act, together with the prospectus included in the Initial Registration Statement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the


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         Exchange Act after the effective date of the Initial Registration
         Statement that is incorporated by reference in the Registration Statement;

                  (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use in the Prospectus;

                  (c) The Registration Statement (other than Form T-1 filings filed as exhibits thereto) and the Prospectus, in each case, conform, and any further amendments or supplements to the Registration Statement (other than Form T-1 filings filed as exhibits thereto) or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use in the Prospectus;

                  (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt (other than (i) issuances of capital stock upon exercise of options and stock appreciation rights issued under equity incentive or stock option plans reported on the Company's Proxy Statement filed with the Commission on March 11, 2002, (ii) upon earn-outs of performance shares, (iii) upon repayment of long-term debt in accordance with its terms, (iv) upon conversions of convertible securities, (v) issuances of capital stock under deferred stock compensation plans, restricted stock programs and saving-related purchase plans, in the case of (i) through (v) above, which were outstanding on the date of the latest balance sheet included or incorporated by reference into the Prospectus, and (vi) repurchases of the Company's Common Stock, par value $1.00 per share, in accordance with the Company's stock repurchase program authorized by its Board of Directors) of the Company or any of its


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         subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

                  (e) Each of the Company and State Street Bank and Trust Company (the "Bank") has been duly incorporated and is validly existing as a corporation or trust company in good standing under the laws of the jurisdiction of its incorporation, with corporate and chartered trust power and authority to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation or trust company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                  (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and all of the issued shares of capital stock of the Bank have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                  (g) The Trust has been duly created and is validly existing as a statutory trust in good standing under the Delaware Statutory Trust Act with the power and authority to own its properties and conduct its business as described in the Prospectus, and the Trust has conducted no business to date other than as contemplated by the Prospectus and this Agreement, and it will conduct no business in the future that would be inconsistent with the Trust Agreement and the description of the Trust set forth in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Trust Agreement, and the agreements and instruments contemplated by the Trust Agreement; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus; based on expected operations and current law, the Trust is not and will not be classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is not a party to or subject to any action, suit or proceeding of any nature;

                  (h) The Securities have been duly authorized by the Trust, and, when issued and delivered against payment therefor as provided herein, will be duly and validly executed, authenticated, issued and delivered, and will be fully paid and non-assessable, undivided beneficial interests in the assets of the Trust; the issuance of the Securities is not subject to preemptive or other similar rights; the Securities will have the rights set forth in the Trust Agreement, and the terms of the Securities are valid and binding on the Trust; the holders of the Securities (the "Securityholders") will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; the Trust Agreement has been duly authorized and, when executed and delivered by the Company and the Trustees, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities and the Trust Agreement will conform to the descriptions thereof in the Prospectus;


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                  (i) The Common Securities of the Trust have been duly and
         validly authorized by the Trust, and, when issued and delivered by the Trust to the Company against payment therefor as described in the Prospectus, will be duly and validly executed, authenticated, issued and delivered, and will be fully paid and non-assessable, undivided beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the First Time of Delivery (as defined in Section 4 hereof), all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

                  (j) The Debt Securities have been duly and validly authorized by the Company, and, when issued and delivered by the Company to the Trust against payment therefor as described in the Prospectus, will be duly and validly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and other general equity principles; and the Debt Securities will conform to the descriptions thereof in the Prospectus;

                  (k) The Guarantee, the Trust Agreement and the Indenture each has been duly and validly authorized by the Company (the Guarantee, the Debt Securities, the Trust Agreement and the Indenture being collectively referred to as the "Guarantor Agreements"), and, when validly executed and delivered by the Company and, in the case of the Guarantee, by the Guarantee Trustee, in the case of the Trust Agreement, by the Trustees and, in the case of the Indenture, by the Indenture Trustee, will each constitute a valid and legally binding instrument, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Debt Securities are entitled to the benefits of the Indenture; and the Guarantor Agreements will conform to the descriptions thereof in the Prospectus;

                  (l) The issue and sale of the Securities by the Trust, the execution and delivery of the Guarantor Agreements and this Agreement and the compliance by the Company with all of the provisions of the Securities, the Guarantor Agreements and this Agreement and the consummation of the transactions therein and herein contemplated will not conflict with or result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any security interest, lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to, any material indenture, mortgage, deed of trust, loan agreement, contract or other agreement or instrument to which the Company or the Bank is a party or by which the Company or the Bank is bound or to which any of the property or assets of the Company or the Bank is subject, nor will such action result in any violation of the provisions of the organizational documents (including Articles of Organization or By-laws) of the Company or the Bank or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Bank or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by the Guarantor Agreements and this Agreement, except such as have been, or will have been prior to each Time of Delivery (as defined in Section 4 hereof), obtained under the Act and the Trust Indenture Act and such consents,


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         approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                  (m) Neither the Company nor the Bank is in violation of its organizational documents (including Articles of Organization or By-laws) or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which, individually or in the aggregate, would reasonably be expected to result in any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole;

                  (n) The statements set forth in the Prospectus under the captions "Description of Capital Securities", "Description of Guarantee", "Description of Junior Subordinated Debentures", "Relationship Among the Capital Securities, the Subordinated Debentures and the Guarantee", "Description of the Capital Securities Guarantees" and "Relationship Among the Capital Securities, the Corresponding Junior Subordinated Debentures and the Capital Securities Guarantees", insofar as they purport to constitute a summary of the terms of the Securities, the Guarantee and the Debt Securities, and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair, in all material respects;

                  (o) Other than as set forth in the Prospectus, there are no pending or, to the Company's knowledge, threatened or contemplated legal or government actions, suits or proceedings to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, which, taking into account the likelihood of the outcome, the damages or other relief sought and other relevant factors, individually and in the aggregate, would reasonably be expected to result in any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole;

                  (p) Neither the Company nor the Trust is and, after giving effect to the offering and sale of the Securities, will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (q) None of the Company, the Trust, nor any of their affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

                  (r) Ernst & Young, LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

                  (s) The Company is a bank holding company registered under the Bank Holding Company Act of 1956, as amended; and the Company and the Bank are in compliance with, and conduct their respective businesses in conformity with, all applicable laws and


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         governmental regulations governing bank holding companies, banks and subsidiaries of bank holding companies, respectively, except failures to so comply or be in conformity with that could not reasonably be expected to have a material adverse change on the Company and its subsidiaries taken as a whole.

         2. Subject to the terms and conditions herein set forth, (a) the Company and the Trust, jointly and severally, agree that the Trust will issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at a purchase price per security of $1,000, plus accrued distributions, if any, from January 21, 2002, the number of Firm Securities with an aggregate liquidation amount as set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities as provided below, the Company and the Trust, jointly and severally, agree that Trust will issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at the purchase price per security set forth in clause (a) of this
Section 2, that portion of the number of Optional Securities with an aggregate liquidation amount equal to the aggregate liquidation amount as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional securities) determined by multiplying such number of Optional Securities by a fraction, the numerator of which is the maximum number of Optional Securities which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Securities that all of the Underwriters are entitled to purchase hereunder.

         The Trust hereby grants to the Underwriters the right to purchase at their election up to $45 million aggregate liquidation amount of Optional Securities, at the purchase price per security set forth in the paragraph above, for the sole purpose of covering sales of securities in excess of the number of Firm Securities. Any such election to purchase Optional Securities may be exercised only by written notice from Goldman, Sachs & Co. to the Trust, with a copy to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by Goldman, Sachs & Co. but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof), or, unless Goldman, Sachs & Co., the Trust and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         3. Upon the authorization by you of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus.

         4. (a) The Securities to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Trust and the Company, shall be delivered by or on behalf of the Trust to Goldman, Sachs & Co., through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefore by wire transfer of Federal (same-day) funds to the account specified by the Trust to Goldman, Sachs & Co. at least forty-eight hours in advance. At such same time, the Company shall pay to you Underwriters' commissions in the amount of $6.00 per Security in same-day funds, all at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004. The Company will cause the certificates representing the Securities to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as


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defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Securities, 9:30 a.m., New York City time, on January 21, 2003 or such other time and date as Goldman, Sachs & Co., the Trust and the Company may agree upon in writing, and, with respect to the Optional Securities, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Securities, or such other time and date as Goldman, Sachs & Co., the Trust and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Time of Delivery", such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery" and each such time and date for delivery is herein called a "Time of Delivery".

         (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(n) hereof, will be delivered at the offices of Ropes & Gray, 885 Third Avenue, Suite 3200, New York, NY 10022-4834 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

         5. The Company and the Trust, jointly and severally, agree with each of the Underwriters:

                  (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you promptly of any such amendment or supplement after the last Time of Delivery (other than filings of reports under the Exchange Act) and furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company or the Trust with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period, to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;


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                  (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) Prior to 11:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus, and any amendments or supplements thereto, in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

                  (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its subsidiaries (and the Trust if required by the Commission) (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                  (e) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to, and in the case of the Company not to and to cause the Trust not to, offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, except as provided hereunder, any securities of the Trust that are substantially similar to the Securities, without the prior written consent of Goldman, Sachs & Co.; provided, however, that neither the Company nor the Trust shall be restricted from offering, selling, contracting to sell or otherwise disposing of any securities that are substantially similar to the Securities having a maturity of 10 years or greater;

                  (f) To use the net proceeds received by it, and in the case of the Company to cause the Trust to use the net proceeds received by it, from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

                  (g) If the Company and the Trust elect to rely upon Rule 462(b), the Company and the Trust shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the

         Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

                  (h) To issue the Guarantee and the Debt Securities concurrently with the issue and sale of the Firm Securities; and

                  (i) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Securities (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

         6. The Company and the Trust jointly and severally covenant and agree with the several Underwriters that the Company and the Trust will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and the Trust's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Guarantor Agreement, any Blue Sky Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities or the Debt Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey(s); (iv) any fees charged by securities rating services for rating the Securities; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities and the Debt Securities; (vii) the fees and expenses of the Trustees, the Guarantee Trustee and the Indenture Trustee and any of their respective agents, and the fees and disbursements of counsel for the Trustees, the Guarantee Trustee and the Indenture Trustee; and (viii) all other costs and expenses incident to the performance of their obligations hereunder and under the Guarantor Agreements which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters hereunder, as to the Securities to be delivered at each Time of Delivery, shall be subject, in your discretion, to the condition that all representations and warranties and other statements of the Company and the Trust herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Trust shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company and the Trust have elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                  (b) Cravath, Swaine & Moore, counsel for the Underwriters, shall have furnished to you such written opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated as of such Time of Delivery, with respect to the matters covered in paragraphs (i), (iii), (iv), (vi) and (vii) of subsection (d) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Maureen Scannell Bateman, General Counsel for the Company and counsel for the Trust, shall have furnished to you her written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated as of such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) Each of the Company and the Bank has been duly
                  incorporated and is validly existing as a corporation or chartered trust company in good standing under the laws of the Commonwealth of Massachusetts, with corporate and chartered trust power and authority to own its properties and conduct its business as described in the Prospectus, and the Company has all requisite corporate power and authority to execute and deliver the Guarantor Agreements and this Agreement and to consummate the transactions contemplated thereby and hereby;

                           (ii) The Company has an authorized capitalization as
                  set forth in the Prospectus; and all of the issued shares of capital stock of the Bank have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                           (iii) To the best of such counsel's knowledge and
                  other than as set forth in the Prospectus, there are no pending, threatened or contemplated legal or governmental actions, suits or proceedings to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, which, taking into account the likelihood of the outcome, the damages or individually or in the aggregate, would reasonably be expected to result in any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole;

                           (iv) The execution and delivery by the Company of
                  this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company; and this Agreement has been duly executed and delivered by the Company;

                           (v) The Securities conform to the descriptions
                  thereof in the Prospectus;

                           (vi) Each of the Guarantor Agreements has been duly
                  authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument, other relief sought and other relevant factors, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Debt Securities are entitled to the benefits provided by the Indenture;

                           (vii) The issue and sale of the Securities being
                  delivered at such Time of Delivery by the Trust, the issue by the Company of the Guarantee and the Debt Securities, the execution and delivery of the Guarantor Agreements and this Agreement and the compliance with all of the provisions of the Guarantor Agreements and this Agreement and the consummation of the transactions therein and herein contemplated will not conflict with or result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any security interest, lien, charge or encumbrance upon any property or assets of the Company or the Bank pursuant to, any indenture, mortgage, deed of trust, loan agreement, contract or other agreement or instrument known to such counsel to which the Company or the Bank is a party or by which the Company or the Bank is bound or to which any of the property or assets of the Company or the Bank is subject, nor will such action result in any violation of the provisions of the organizational documents (including Articles of Organization or By-laws) of the Company or the Bank or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company, the Bank or any of their properties;

                           (viii) No consent, approval, authorization, order,
                  registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities being delivered at such Time of Delivery or the consummation by the Company or the Trust of the transactions contemplated by the Guarantor Agreements or this Agreement, except such as have been, or will have been prior to such Time of Delivery, obtained under the Act and the Trust Indenture Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                           (ix) Neither the Company nor the Bank is in violation
                  of its organizational documents (including Articles of Organization or By-laws) or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which, individually or in the aggregate, would reasonably be expected to result in any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole;

                           (x) The statements set forth in the Prospectus under
                  the caption "Description of Capital Securities", "Description of Guarantee", "Description of Junior Subordinated Debentures", "Relationship Among the Capital Securities, the Subordinated Debentures and the Guarantee", "Description of the Capital Securities Guarantees" and "Relationship Among the Capital Securities, the Corresponding Junior Subordinated Debentures and the Capital Securities Guarantees", insofar as they purport to constitute a summary of the terms of the Securities, the Guarantee and the Debt Securities, and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair, in all material respects;

                           (xi) Neither the Company nor the Trust is and, after
                  giving effect to the offering and sale of the Securities, will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

                           (xii) The documents incorporated by reference in the
                  Prospectus or any further amendment or supplement thereto prior to such Time of Delivery (other than the financial statements and related schedules and other financial and accounting data therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                           (xiii) The Registration Statement and the Prospectus
                  and any further amendment or supplement thereto prior to such Time of Delivery (other than the financial statements and related schedules and other financial and accounting data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (x) of this section 7(c), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto prior to such Time of Delivery (other than the financial statements and related schedules and other financial and accounting data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto prior to such Time of Delivery (other than the financial statements and related schedules and other financial and accounting data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, the Prospectus or any further amendment or supplement thereto prior to such Time of Delivery (other than the financial statements and related schedules and other financial and accounting data therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;

                  (d) Ropes and Gray, counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated as of such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) Each of the Company and the Bank is validly
                  existing as a corporation or chartered trust company in good standing with the Secretary of State of the Commonwealth of Massachusetts under the laws of the jurisdiction of its incorporation, with corporate and chartered trust power and authority to own its properties and conduct its business as described in the Prospectus, and the Company has all requisite corporate power and authority to execute and deliver the Guarantor Agreements and this Agreement and to consummate the transactions contemplated thereby and hereby;

                           (ii) The Company has an authorized capitalization as
                  set forth in the Prospectus; and all of the issued shares of capital stock of the Bank have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                           (iii) The execution and delivery by the Company of
                  this Agreement have been duly authorized by all necessary corporate action on the part of the Company; and this Agreement has been duly executed and delivered by the Company;

                           (iv) The Securities conform to the descriptions
                  thereof in the Prospectus;

                           (v) Each of the Guarantor Agreements has been duly
                  authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Debt Securities are entitled to the benefits provided by the Indenture;

                           (vi) The statements set forth in the Prospectus under
                  the caption "Description of Capital Securities", "Description of Guarantee", "Description of Junior Subordinated Debentures", "Relationship Among the Capital Securities, the Subordinated Debentures and the Guarantee", "Description of the Capital Securities Guarantees" and "Relationship Among the Capital Securities, the Corresponding Junior Subordinated Debentures and the Capital Securities Guarantees", insofar as they purport to constitute a summary of the terms of the Securities, the Guarantee and the Debt Securities, and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects; and

                           (vii) The Registration Statement and the Prospectus
                  and any further amendment or supplement thereto prior to such Time of Delivery (other than the financial statements and related schedules and other financial and accounting data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (x) of section 7(c), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto prior to such Time of Delivery (other than the financial statements and related schedules and other financial and accounting data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto prior to such Time of Delivery (other than the financial statements and related schedules and other financial and accounting data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, the Prospectus or any further amendment or supplement thereto prior to such Time of Delivery (other than the financial statements and related schedules and other financial and accounting data therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
                  and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;

                  (e) Richards, Layton & Finger, P.A., special Delaware Counsel for the Trust, shall have furnished to you such written opinion (a draft of such opinion is attached as Annex II(d) hereto), dated as of such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) The Trust has been duly created and is validly
                  existing as a statutory business trust in good standing under the Delaware Statutory Trust Act and, under the Trust Agreement and the Delaware Statutory Trust Act, has the trust power and authority to own its properties and conduct its business, all as described in the Prospectus, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a statutory trust have been made;

                           (ii) The Trust Agreement constitutes a valid and
                  binding obligation of the Company and the Trustees, and is enforceable against the Company and the Trustees, in accordance with its terms, and the terms of the Securities as set forth in the Trust Agreement, to the extent they are obligations of the Trust, are valid and binding obligations of the Trust in accordance with the terms of the Trust Agreement, all subject to the effect upon the Trust Agreement of (a) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (b) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (c) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

                           (iii) Under the Trust Agreement and the Delaware
                  Statutory Trust Act, the Trust has the trust power and authority to (a) execute and deliver this Agreement and to perform its obligations under this Agreement, and (b) issue and perform its obligations under the Securities and the Common Securities;

                           (iv) Under the Trust Agreement and the Delaware
                  Statutory Trust Act, the execution and delivery by the Trust of this Agreement and the performance by the Trust of its obligations hereunder have been duly authorized by all necessary trust action on the part of the Trust;

                           (v) The Securities have been duly authorized for
                  issuance under the Trust Agreement, and, when issued and delivered against payment therefor as provided in this Agreement and the Trust Agreement, will be validly issued and fully paid and non-assessable, undivided beneficial interests in the assets of the Trust; under the Trust Agreement and the Delaware Statutory Trust Act, the issuance of the Securities is not subject to preemptive rights; the Securities will be entitled to the benefits of the Trust Agreement; the Securityholders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that the Securityholders may be obligated, pursuant to the Trust Agreement, to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Capital Securities Certificates (as defined in the Trust Agreement) and the issuance of replacement Capital Securities Certificates and (b) provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and remedies under the Trust Agreement;

                           (vi) The Common Securities of the Trust have been
                  duly and validly authorized by the Trust Agreement; and under the Trust Agreement and the Delaware Business Trust Act, the issuance of the Common Securities is not subject to preemptive rights;

                           (vii) The issue and sale of the Securities and the
                  Common Securities by the Trust, the execution and delivery of this Agreement by the Trust, the compliance by the Trust with all of the provisions of the Securities, the Trust Agreement and this Agreement, the purchase by the Trust of the Debt Securities in the circumstances contemplated by the Trust Agreement and the consummation of the transactions therein contemplated do not violate (a) the Trust Agreement or the Certificate of Trust of the Trust, or (b) any applicable Delaware law, rule or regulation;

                           (viii) No authorization, approval, consent or order
                  of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Securities and the Common Securities; and

                           (ix) Assuming that the Trust derives no income from
                  or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Statutory Trust Act and filing documents with the Delaware Secretary of State) or employees in the State of Delaware and that the Trust is treated as a grantor trust for federal income tax purposes, the Securityholders (other than those holders of the Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

         In giving such opinion, Richards, Layton & Finger, P.A., may rely, as to all matters governed by the laws of jurisdictions in which such counsel is not qualified, upon opinions of other counsel, who shall be counsel satisfactory to counsel for you, in which case the opinion shall state that they believe you and they are entitled to rely on such opinions.

                  (f) Ropes & Gray, special tax counsel for the Company and the Trust, shall have furnished to you its written opinion, dated as of such Time of Delivery, in form and substance satisfactory to you, to the effect that such firm confirms its opinion set forth in the Prospectus under the caption "Certain United States Federal Income Tax Considerations".

                  (g) On the date of this Agreement, at the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, the independent accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered to you on the date of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

                  (h) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries (other than (A) issuances of capital stock upon exercise of options and stock appreciation rights, (B) upon earn-outs of performance shares, (C) upon repayment of long-term debt in accordance with its terms, (D) upon conversions of convertible securities, (E) issuances of capital stock under deferred stock compensation plans, restricted stock programs and saving-related stock purchase plans, in the case of (A) through (E) above, which were outstanding on the date of the latest balance sheet included or incorporated by reference into the Prospectus, and (F) repurchases of the Stock in accordance with the Company's stock repurchase program authorized by its Board of Directors) or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause

         (i) or (ii), is in the judgment of the Representative so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (i) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's or the Bank's debt securities or preferred stock or the Trust's outstanding securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's or the Bank's debt securities or preferred stock or the Trust's outstanding securities;

                  (j) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange (the "Exchange"); (ii) a suspension or material limitation in trading in the Company's securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or Massachusetts State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representative makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (k) The Company has obtained and delivered to the Underwriters copies of an agreement for those persons listed on Exhibit A hereto, substantially to the effect set forth in Section 5(e) hereof in form and substance satisfactory to you;

                  (l) The Company shall have complied with the provisions of
         Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

                  (m) The closing of the concurrent offerings of the Company's
         (i) Common Stock, par value $1.00 per share and (ii) 6.75 % SPACES, shall have occurred; and

                  (n) The Company and the Trust shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and the trustees of the Trust satisfactory to you as to the accuracy of the representations and warranties of the Company and the Trust herein at and as of such Time of Delivery, as to the performance by the Company and the Trust of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (h) of this Section and as to such other matters as you may reasonably request.

         8. (a) The Company and the Trust, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Securities, or any amendment or supplement thereto to any of the foregoing, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Trust shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Securities, or any such amendment or supplement thereto to any of the foregoing, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

         (b) Each Underwriter will indemnify and hold harmless the Company and the Trust against any losses, claims, damages or liabilities to which the Company or the Trust may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Securities, or any amendment or supplement thereto to any of the foregoing, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Securities, or any such amendment or supplement thereto to any of the foregoing, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and the Trust for any legal or other expenses reasonably incurred by the Company or the Trust in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute, jointly and severally, to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Trust on the one hand and the Underwriters on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Trust on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Trust on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Trust bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Trust on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Trust and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Company and the Trust under this Section 8 shall be in addition to any liability which the Company or the Trust may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the

Act and each broker-dealer affiliate of any Underwriter; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each trustee, officer and director of the Company or the Trust and to each person, if any, who controls the Company or the Trust within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for such Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

         (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the number of such Securities which remains unpurchased does not exceed one-eleventh of the number of all the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased exceeds one-eleventh of the number of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Trust or the Company, except for the expenses to be borne by the Company, the Trust and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Trust and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, the Trust, or any trustee or controlling person of the Trust, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company and the Trust shall not then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Trust as provided herein, the Company and the Trust, jointly and severally, will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities not so delivered, but the Company and the Trust shall then be under no further liability to any Underwriter except as provided in Sections 6 and 8 hereof; provided, however; that all parties shall only be responsible for their own out-of pocket expenses, including fees and disbursements of counsel, if any Securities are not delivered by or on behalf of the Company as provided herein for any of the following reasons: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a general moratorium on commercial banking activities declared by either Federal or New York or Massachusetts State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or; (iv) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere.

         12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representative in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Facsimile: (212) 357-5505,
Attention: Registration Department; and if to the Company or the Trust shall be delivered or sent by mail, telex or facsimile transmission to the address or facsimile number of the Company set forth in the Registration Statement,
Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Trust and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company, the trustees of the Trust and each person who controls the Company, the Trust or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         17. The Company and the Trust are each authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitation of any kind.

         18. The obligations of the Company hereunder, as to the Securities to be delivered at each Time of Delivery, shall be subject to the condition that the closing of the concurrent offerings of the Company's (i) Stock and (ii) 6.75% SPACES, shall have occurred.

         If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, the Trust and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                         Very truly yours,

                                         State Street Capital Trust II


                                         By: /s/ Frederick P. Baughman
                                             ---------------------------------
                                                Name: Frederick P. Baughman
                                                Title: Senior Vice President,
                                                       Controller & Chief
                                                       Accounting Officer


                                         State Street Corporation

                                         By: /s/ Frederick P. Baughman
                                             ---------------------------------
                                                 Name: Frederick P. Baughman
                                                 Title: Senior Vice President,
                                                        Controller & Chief
                                                        Accounting Officer

Accepted as of the date hereof:

Goldman, Sachs & Co.

By: /s/ Goldman, Sachs & Co.
    ------------------------------------
    (Goldman, Sachs & Co.)

                                    SCHEDULE I

                                                                                         Liquidation
                                                                                          Amount of
                                                                                           Optional
                                                                   Liquidation          Securities to
                                                                    Amount of            be Purchased
                                                                 Firm Securities          if Maximum
                                                                      to be               Option is
                                 Underwriter                        Purchased             Exercised
                                 -----------                    -----------------      ----------------
Goldman, Sachs & Co.                                            $    60,000,000         $   9,000,000
Credit Suisse First Boston Corporation (or any successor             60,000,000             9,000,000
     thereto)
Merrill Lynch, Pierce, Fenner & Smith                                60,000,000             9,000,000
     Incorporated
Morgan Stanley & Co. Incorporated                                    60,000,000             9,000,000
Salomon Smith Barney Inc.                                            60,000,000             9,000,000
                                                                -----------------      ----------------
                  Total                                         $   300,000,000         $  45,000,000
                                                                =================      ================

                                    EXHIBIT A

         David A. Spina
         Ronald E. Logue
         John R. Towers
         Timothy B. Harbert
         Edward J. Resch
         Stefan M. Gavel
         Frederick Baughman
         Maureen S. Bateman
         Tenley E. Albright
         I. Macallister Booth
         Truman S. Casner
         Nader F. Darehshori
         Arthur L. Goldstein
         David P. Gruber
         Linda A. Hill
         Charles R. Lamantia
         Dennis J. Picard
         Alfred Poe
         Richard P. Sergel
         Ronald L. Skates
         Gregory L. Summe
         Dianna Chapman Walsh
         Robert E. Weissman